EXHIBIT 10.10

                           SPEEDWAY MOTORSPORTS, INC.
                           FORMULA STOCK OPTION PLAN
                        AMENDED AND RESTATED MAY 5, 1998


                                   ARTICLE 1
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS


         1.1 Purpose. This Speedway Motorsports, Inc. Formula Stock Option Plan is intended to secure for Speedway Motorsports, Inc. and its stockholders the benefits of the incentive inherent in common stock ownership by the Independent Directors of the Company, who are responsible in part of the Company's growth and financial success, and to afford such persons the opportunity to obtain and thereafter increase a proprietary interest in the Company on a favorable basis and thereby share in its success. This Plan is intended to constitute a "formula plan" meeting the requirements of formula awards under paragraph (c) (2) (ii) of rule 16b-3 of the Securities Exchange Commission under the Exchange Act and shall be construed accordingly.

         1.2 Effective Date. Subject to ratification of this Plan by the Company's stockholders as provided in Section 5.9, this Plan shall be effective on and as of January 1, 1996.


         1.3 Definitions. Capitalized terms used in this Plan but nor defined herein are used herein as defined in the option Agreement. In addition, throughout this Plan, the following terms shall have the meanings indicated:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" Shall mean the Internal Revenue Code of 1986, as amended, and the rule and regulations promulgated thereunder.

               (c) "Committee" shall mean the Board, constituted as a committee composed of all Directors other than the Independent Directors.

               (d) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

               (e) "Company" shall mean Speedway Motorsports, Inc., a Delaware corporation.

               (f) "Director" shall mean any member of the Board.

               (g) "Exchanged Act" shall mean the Securities Exchange Act of 1934, as amended.



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               (h) "Fair Market Value" shall mean, with respect to the Common
         Stock on any day, the average closing sales price of a share of Common Stock for the 10 business days immediately preceding such day for which a closing price is available from the principal trading market for the Common Stock. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

               (i) "Independent Director" shall mean any Director other than a Director who, at any time of an Option award to such Director hereunder, is a full-time employee of the Company or a subsidiary of the Company.

               (j) "Option" shall mean an option to purchase shares of Common Stock awarded to an Independent Director pursuant to this Plan.

               (k) "Option Agreement" shall mean an agreement between the Company and an Independent Director, in substantially the form of Annex A to this Plan, evidencing the award of an Option.

               (l) "Option Shares" shall mean the shares of Common Stock purchased upon exercise of an Option.

               (m) "Plan" shall mean this Speedway Motorsports, Inc. Formula Stock Option Plan, as the same may be amended from time to time.


                                   ARTICLE 2
                                   COMMITTEE

         2.1 Committee Work. This Plan and the Options shall be interpreted, construed and administered by the Committee in its sole discretion such that the interpretation, construction and administration by the Committee of any provision of this Plan or of any Options shall be conclusive and binding on all parties. A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decisions or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan and the Company's bylaws, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable and shall hold meeting at such times and places as it may determine.

         2.2 Limitation on Receipt of Options by Committee Members. No person, while a member of the Committee, shall be eligible to receive Options under the Plan but a member of the Committee may exercise Options granted prior to his or her becoming a member of the


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Committee.

         2.3 Good Faith Determinations. No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.


                                   ARTICLE 3
                    ELIGIBILITY; SHARES SUBJECT TO THE PLAN


         3.1 Eligibility. Only Independent Directors shall be eligible to receive Option awards under this Plan.

         3.2 Shares Subject to the Plan. Subject to the provisions of Section 4.2(d)(relating to adjustment for changes in the Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 800,000 shares of Common Stock. Such shares may be authorized and unissued shares or, in the alternative, authorized and issued shares that have been reacquired by the Company as treasury stock. If any Option awarded under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, then the underlying shares not acquired by Option exercise shall be available for grant hereunder.

                                   ARTICLE 4
                                 FORMULA AWARDS


         4.1 Formula. On or before January 31 of each year during the term of this Plan (commencing after the effective date hereof), each person who is then an Independent Director shall be awarded an Option to purchase 20,000 shares of Common Stock, in each case at an exercise price per share equal to the Fair Market Value per share of Common Stock as of the date of such award. All of the Option awards referred to in this Section 4.1 shall be made by operation of the provisions of this Plan and shall require no further action by the Company, the Board, the Committee or any other person except as specifically provided for elsewhere in this Plan. Each Options shall be exercisable, in whole or in part, at any time and from time to time during the Option Period. Each Option shall terminate on the expiration of its Options Period, if not earlier terminated.

         4.2 Other Terms and Conditions. Each Option award under this Plan shall be evidenced by an option Agreement as established, from time to time, by the Committee. The Option Agreement need not be identical with one another, but each one shall include the substance of, and shall be governed by, all of the following terms and conditions:

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               (a) Numbers of Shares and Option Exercise Price. Each Option
         Agreement shall state the number of shares of Common Stock to which it pertains and the Option exercise price, all in accordance with this Plan.

               (b) Medium and Time of Payment. Upon exercise of the Option, the Option exercise price shall be payable in United States dollars, either in cash (including by check) or in shares of Common Stock owned by the Optionee or in a combination of cash and Common Stock. If all or any portion of the Option exercise price is paid in Common Stock, then such Common Stock shall be valued at its Fair Market Value as of the Exercise Date.

               (c) Minimum Exercise; No Transfers. No less than 100 shares of Common Stock may be purchased by Option exercise at any one time unless the number purchased is the total number of shares in respect of which the Option is then exercisable. No Option shall be assignable or transferable by an Optionee, and no other person shall acquire any rights therein, except that, subject to the provisions of Section 4.2(f), the Option may be transferred by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

               (d) Recapitalization. Reorganization. Subject to any action required by the stockholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to
         Section 3.2, the number of shares of Common Stock covered by each outstanding Option and the per-share exercise price applicable to each outstanding Option shall, in each case, be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

         Subject to any action required by the stockholders, if the Company is the surviving corporation in any merger, then each Option outstanding shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock underlying the Option would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected solely for the purpose of changing the Company's domicile, shall cause each outstanding Option not exercised prior to the effective date of such transaction to terminate. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option shall continue in effect in accordance with its terms and shall apply to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the

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surviving corporation effected without receipt of consideration.

     In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the contemplation of this Plan.

     The foregoing adjustments shall be made by the Committee, whose determination shall be conclusive.

     Except as expressly provided in this subsection, the Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class,
(ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock or any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation or (v) any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of the above-listed events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the exercise price relative to, the shares of Common Stock underlying an Option.

     The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to issue securities of any class, to make adjustments, reclassifications, reorganizations or changes to, of or in its capital or business structure, to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (e) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares underlying his or her Option until the date of the issuance of a stock certificate for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in subsection 4.2(d).

     (f) Option Termination. Each Option Agreement shall provide that, if the Optionee's status as an independent Director terminates incidental to conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such Independent Director or other conduct detrimental to the Company, then his or her Option shall terminate immediately and thereafter be of no force or effect. Each Option Agreement

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         also shall provide that, if the Optionee dies or if the Option is transferred pursuant to a qualified domestic relations order as provided in Section 4.2(c), prior to the exercise in full of an Option, then such Option may be exercised not later than the expiration of twelve months following such death or transfer, as the case may be, by the person or persons to whom his or her rights under the Option shall have been transferred by reason thereof (but only to the extent that such Option was exercisable on the date of such death or transfer). Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.


                                    ARTICLE 5
                                 MISCELLANEOUS

         5.1 Withholding Taxes. An Independent Director awarded an Option hereunder shall be deemed conclusively to have authorized the Company to withhold from the fees, commissions or other compensation of such Independent Director funds in amounts, or property (including Common Stock) in value, equal to any federal, state or local income, employment or other withholding taxes applicable to the income recognized by such Independent Director and attributable to the Options or Option Shares acquired pursuant to this Plan as, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Independent Director (or other person exercising such Option) pay the Company an amount equal to any federal, state and local withholding taxes on such income at the time such withholding is required, if it is ever required, or at such other time as shall be satisfactory to the Company. Nothing in this Section shall be construed to impose on the Company a duty to withhold, where applicable law does not require such withholding, or to imply that an Independent Director is an employee or anything other than an independent contractor with respect to the Company.

         5.2 Amendment, Suspension, Discontinuance and Termination of Plan. The Committee may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving its effectiveness as an incentive device, for the purpose of conforming it to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however that no such action by the Committee shall adversely affect any Option theretofore awarded hereunder without the consent of the holder so affected; provided further that any amendment to this Plan that would materially increase the benefits accruing to participants hereunder, materially increase the number of shares of Common Stock that may be issued upon exercise of Options granted hereunder or materially modify this Plan's requirements as to eligibility for participation herein must be approved by the stockholders of the Company; and provided further that there shall not be amended more than once every six months, other than to comport with changes in the Code, any of those provisions of this Plan that permit Directors to receive awards, that state the amount and price of Options, or of the underlying Common Stock, to be awarded hereunder to designated. Directors or categories of Directors, that specify the timing of awards

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hereunder or that set forth the formula that determines the amount price and timing of awards hereunder. This Plan will terminate on the date when all shares of the Common Stock reserved for issuance under the Plan have been acquired upon exercise of Options granted hereunder or on such earlier date as the Board may determine.


         5.3 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

         5.4 Designation. This Plan may be referred to in other documents and instruments as the "Speedway Motorsports, Inc. Formula Stock Option Plan."

         5.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including legal fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member acted in bad faith in the performance of his or her duties, and without reasonable belief that such performance was in the best interest of the Company.

         5.6 Reservation of Shares. The Company shall, at all times during the term of this Plan and so long as any Option shall be outstanding, reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements hereof. Notwithstanding the foregoing, the inability of the Company to obtain, from any regulatory body of appropriate jurisdiction, authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         5.7 Application of Funds. The proceeds received by the Company from the sale of Common Stock upon the exercise of Options will be used for general corporate purposes.

         5.8 No Obligation to Exercise. The award of an Option under this Plan shall impose no obligation upon the Optionee to exercise that Option.

         5.9 Approval of Stockholders. No options awarded pursuant to this Plan shall be exercisable by an Optionee or enforceable against the Company unless and until the Plan shall have been ratified by the stockholders of the Company so as to comply with the requirements of Rule 16b-3 of the Securities and Exchange Commission.



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